UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2015

MEDICAL TRANSCRIPTION BILLING, CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-192989	22-3832302

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 ― Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired

The financial statements of the RCM Division of QHR Technologies Inc. which operates in the U.S. as SoftCare Solutions, Inc. (“SoftCare”), substantially all of whose assets were acquired on July 10, 2015, are filed as Exhibit 99.1 to this Form 8-K and incorporated herein by this reference.

(b)	Pro forma financial information

Pro forma financial information with respect to the acquisitions of SoftCare, Omni Medical Billing Services, LLC, Practicare Medical Management, Inc. and the subsidiaries of CastleRock Solutions, Inc., is filed as Exhibit 99.2 to this Form 8-K and incorporated herein by this reference.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP.

99.1	Financial statements of the RCM Division of QHR Technologies Inc., filed herewith.

99.2	Pro forma financial information with respect to the acquisitions of SoftCare, Omni Medical Billing Services, LLC, Practicare Medical Management, Inc., and the subsidiaries of CastleRock Solutions, Inc., filed herewith.

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SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Medical Transcription Billing, Corp. (Registrant)

Date: September 23, 2015	By:	/s/ Mahmud Haq
Mahmud Haq
Chairman of the Board and Chief Executive Officer

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